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                                                                    EXHIBIT 10.8
                       TRIANGLE BUILDING LEASE AGREEMENT

         THIS LEASE is entered into this _____ day of _________________, 1994, by and between RALSTON/FAIRFAX RIVERSIDE PARKWAY, INC., an Oklahoma corporation, organized under the laws of the State of Oklahoma, having its principal office at 7136 South Yale, Suite 300, Tulsa, Oklahoma, hereinafter called the "Lessor", and SHADOW MOUNTAIN HOSPITAL of Tulsa, Oklahoma, hereinafter called the "Lessee".

         IN CONSIDERATION of the mutual covenants and promises hereinafter contained, the parties hereby mutually agree as follows:

         1. LEASED PREMISES: LANDLORD hereby leases to LESSEE that portion of the second floor of the building known as The Triangle Building (hereby called the "Building"). The building is located at 101 W. Main in Pawhuska, Oklahoma.

         2. TERM: The term of this lease shall be three years commencing January 1, 1995 and ending the last day of December, 1997.

         3. RENTAL: TENANT agrees to pay LANDLORD, as Rental for the Leased Premises during the term thereof the total of fifty-one thousand seven hundred sixty-eight dollars ($51,768.00). Such Rental shall be due and payable in equal monthly installments of fourteen hundred thirty-six dollars ($1,436.00) each. Said monthly installments shall be due on or before the first day of each and every month until paid in full. The rental for any fractional month shall be prorated.

         4. IMPROVEMENT OF LEASED PREMISES: Improvements, alterations and decorations to the Leased Premises shall be made by LANDLORD. No alterations, additions, or improvements to the Leased Premises shall be made without first having the written consent of LANDLORD. Any improvements, additions, or alterations made to the Leased Premises shall become a part of the realty and shall not thereafter be removed from the premises by the TENANT. TENANT shall have the right to install trade fixtures without having first obtained written consent of LANDLORD, and the right to remove said trade fixtures upon payment to LANDLORD of the cost of repairing any damage caused by the removal of said trade fixtures.

         5. USE OF PROPERTY: TENANT shall use the Leased Premises as office and counseling space and for no other purpose without the written consent of LANDLORD. LANDLORD or its agents shall have the right to enter the Leased Premises upon reasonable notice and at reasonable hours of the day to examine the same or to make such repairs and alterations as may be necessary, provided that such repairs or alterations shall be made by LANDLORD or its agents in the manner least intrusive to the TENANT's business activities within the Leased Premises. TENANT shall not commit waste or suffer or permit waste to be committed on said premises. TENANT shall keep the Leased Premises and all its improvements to the extent covered by this Lease in sound condition and good repair and will neither do nor permit to be done anything to the said premises that may impair the value thereof.

         Said TENANT shall take good care of the Leased Premises and fixtures therein and shall quit and surrender said premises at the end or other termination of said lease term in as good a condition as the reasonable use thereof will permit.

         6. UTILITIES AND MAINTENANCE: LANDLORD shall share equally with TENANT, all utilities except telephone, and specifically including heating, air conditioning (during normal operation hours) and janitor service. LANDLORD shall be responsible for the maintenance of the building and shall keep the same in good condition.

         7. POSSESSION: If this Lease is executed before the premises herein become ready for occupancy and LANDLORD cannot acquire and/or deliver possession of the herein Leased Premises by the time the term of this Lease is fixed herein to begin, TENANT waives any claim for damage due to such delay and LANDLORD waives the payment of any rental until notwithstanding any other provision herein to the contrary, this Lease shall actually commence on the date LANDLORD delivers possession to TENANT and the term hereof shall be reduced by the same number of days as delivery of possession to TENANT is delayed.

         The TENANT agrees to occupy the premises not later than the term of commencement date. The taking of possession by the TENANT shall be conclusive evidence that, at such time, the premises were in satisfactory condition, and the LANDLORD up to such time, had performed all of its obligations hereunder.

         8. UNIFORM RULES AND REGULATIONS: LANDLORD shall have the right to prescribe uniform rules and regulations for the Building as LANDLORD may reasonable deem necessary, advisable, and appropriate; provided, however, that if any such rule or regulation renders TENANT's continued use of the Leased Premises for its intended use unpracticable, then TENANT may request in writing to be excepted from the enforcement of
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said rule or regulation and, in the event TENANT's written request is denied or in the event LANDLORD fails to respond to TENANT's written request within fourteen (14) days from the date LANDLORD receives said written request, TENANT shall have the right to terminate this Lease Contract by giving LANDLORD sixty
(60) days written notice of his intent to do so.

         9. CASUALTY DAMAGE: If, during the term of this Lease, the building or the Leased Premises be destroyed by any cause or means whatsoever, or partially destroyed or damaged so as to render the Leased Premises unfit for occupancy, then this Lease shall cease to surrender said premises and all interests therein to said LANDLORD, and TENANT shall pay rent within this term only to the date of surrender, unless, within a period of thirty (30) days from the occurrence of any such damage to or destruction of the Leased Premises, LANDLORD and TENANT shall mutually agree that LANDLORD will restore the Leased Premises to substantially the condition as existed prior to the occurrence of such casualty and shall also mutually agree to keep this Lease in full force and effect; and in the event that LANDLORD and TENANT mutually agree within such thirty (30) day period, restoration of the Leased Premises by LANDLORD (but not thereafter) rent payable by TENANT shall abate. If the premises shall not be destroyed and are rendered only partially unfit for occupancy, and if the premises shall be repairable within sixty (60) days from the happening of said damage, then for the period of repairs (but not thereafter) the rental shall be abated in part in the same proportion that the premises are rendered unfit for occupancy, but if LANDLORD makes a reasonable effort to effect the repair of the premises, this Lease and the obligations of the parties hereunder shall not be otherwise affected, and the rent shall recommence immediately after the completion of said repairs. If LANDLORD fails to make a reasonable effort to complete the repair of the Leased Premises within said sixty (60) day period, TENANT shall have the option of terminating this Lease Contract by giving written notice of his intent to terminate the Lease Contract to LANDLORD within five (5) days following the end of said sixty (60) day period. If said premises be so slightly injured as not to be unfit for occupancy and if said LANDLORD shall make reasonable efforts to effect the repair of the premises, then and in that event, the rent accrued or accruing shall not be abated in whole or in part and this Lease and the obligations of the parties hereunder shall not be otherwise affected. If LANDLORD fails to make reasonable efforts to effect the repair of the premises within a reasonable time, TENANT shall have the option of terminating this Lease Contract by giving LANDLORD thirty (30) days written notice of this intent to terminate the Lease Contract. If LANDLORD fails to effect the repair of the premises during said thirty (30) day period, then this Lease Contract shall be deemed terminated. If LANDLORD effects the repair of the premises within said thirty (30) day period, then this Lease and the obligations of the parties hereunder shall not be otherwise affected and the rent accrued or accruing shall not be abated in whole or in part.

         10. LIABILITY: LANDLORD or its agent shall not be liable for any damage to any property at any time in the Leased Premises or the Building from gas, smoke, water, rain, or snow, which may leak into or issue from any part of the Building or from the pipes or plumbing works of the same or from any other place or corridor, except for any such damage arising as the result of the negligence of LANDLORD or its agents in maintaining the Building, as required in paragraph 6 hereof. LANDLORD and TENANT further agree each to indemnify and hold the other and its agents harmless from any and all damages which the said LANDLORD, TENANT, or their agents may be compelled to pay on account of injuries to the personal property of any other tenant in the Building or to any other person whomsoever, occurring or happening in, on, or about the Leased Premises or the Building, when the injuries aforesaid are caused by a party's negligence or misconduct, whether LANDLORD or TENANT, its agents, servants, or employees or by any other person entering upon the Leased Premises or in the Building under the express or implied invitation of the party, whether LANDLORD or TENANT, or where said injuries are the result of the violations of the rules and regulations provided for in paragraph 8 herein by any of the parties named.

         11. CASUALTY INSURANCE: LANDLORD shall maintain standard fire and extended coverage insurance on the Building and on all Building standard leasehold improvements. TENANT shall, at his option, maintain at his expense, standard fire and extended coverage insurance on all of his personal property located in the Leased Premises and on his non-Building standard improvements.

         12. TERMINATION: LANDLORD shall have the right to terminate this Lease in the event of bankruptcy, insolvency, or receivership of TENANT or an assignment by TENANT for the benefit of the creditors of TENANT. TENANT, or TENANT's representatives, shall have the right to terminate this Lease in the event of the death or career ending disability of TENANT, and in the event of the bankruptcy, insolvency, closing, or receivership of LANDLORD.

         13. DEFAULT: If TENANT shall be in default or any provision herein, other than the provisions for the payment of rentals reserved hereunder, for more than thirty days after


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receipt of LANDLORD's written notice specifying such default, LANDLORD may declare the term ended, and enter the Leased Premises. In such event, LANDLORD shall use its best efforts to relet the Premises or any part thereof as agent of the TENANT or otherwise, and shall receive the rent therefrom applying the same first to the payment of such reasonable expenses as LANDLORD may have incurred in connection with such resumption or possession and reletting, including the reasonable cost of brokerage, cleaning, repairs, and decorations, and then to the payment of rent and performance of the other covenants of the TENANT as herein provided; and the TENANT agrees, whether or not LANDLORD has relet, to pay LANDLORD the rent and the other sums herein agreed to be paid by the TENANT, less the proceeds of the reletting, if any, as from time to time, and the same shall be payable by the TENANT as heretofore provided.

         Should the LANDLORD relet the demised premises for any amount greater than the rents reserved herein, TENANT shall be entitled to no credit on TENANTS' then existing rent arrearage for any amounts paid by a subsequent tenant which might exceed the amount of rent reserved herein. Provided, however, that such excess amounts shall be applied to any arrearage resulting from the reasonable expenses incurred by LANDLORD in reletting the Leased Premises and to future rent payments.

         If, on account of any breach or default of any obligation arising under any paragraph of this Lease, the non-breaching party shall employ an attorney to enforce or defend any of said party's rights and remedies hereunder, the breaching party agrees to pay all legal costs and expenses, including a reasonable attorney's fee, incurred in such connection.

         TENANT shall pay to LANDLORD interest at the rate of eighteen percent (18%) per annum on all rents and other sums due LANDLORD hereunder not paid within ten days from the date same became due and payable, such interest to accrue from the date such payment is due and payable.

         14. ABANDONMENT: It is hereby agreed that an absence of the TENANT from the Leased Premises for three consecutive weeks after rentals have become delinquent shall create a conclusive presumption of abandonment, and the LANDLORD or the agent of the LANDLORD may immediately, or at any time thereafter, exercise all of LANDLORD's rights as set forth in 41 O.S. Section 52 with respect to any property located in the Leased Premises.

         15. HOLDING OVER. If TENANT remains in possession of the Leased Premises after the expiration of this Lease, without the execution of a new lease and without the assent of LANDLORD, TENANT, at the option of the LANDLORD, shall be deemed to be occupying the Leased Premises as a TENANT from month-to-month, at a rental equal to the rental herein provided plus fifty percent (50%) of such amount and otherwise subject to all of the conditions, provisions, and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

         16. RIGHT TO SHOW PREMISES: At any time within sixty days before the expiration of this Lease, LANDLORD may enter the Leased Premises upon reasonable notice given to TENANT (such notice not to be less than twenty-four
(24) hours) and at all reasonable hours of the day for the purpose of offering and showing the premises for lease.

         17. ASSIGNMENT: TENANT may not assign this Lease or sublease the Leased Premises or any part thereof without the written consent of LANDLORD. LANDLORD shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building, the Land, and all other property referred to herein, and such event and upon such transfer no further liability or obligation shall thereafter accrue against LANDLORD hereunder.

         18. CONSTRUCTION OF LEASE: The terms and provisions of this Lease shall be construed in accordance with the laws of the State of Oklahoma.

         19. MODIFICATIONS: No modifications of any of the terms and conditions of this Lease shall be effective unless reduced to writing and executed by the parties hereto.

         20. SUBORDINATION: The lien of any present or future mortgage or deed of trust upon the Leased Premises shall be subordinated to this Lease and all rights of TENANT hereunder. TENANT agrees that if any mortgage or other lienholder acquires the said premises as a purchaser at a foreclosure sale (any such mortgagee or other lienholder or purchaser of a foreclosure sale being hereinafter referred to as the "Purchaser at Foreclosure"), upon receiving written notice of said purchase TENANT, will thereafter attorn to the Purchaser at Foreclosure and will recognize the Purchaser at Foreclosure as LANDLORD under this Lease.





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         21.     LANDLORD shall provide free parking spaces to TENANTS and
their guests in the nearest parking area adjacent to the Building. In consideration of the rental being paid by TENANT hereunder and at no additional cost to TENANT, LANDLORD agrees to provide adequate parking spaces within said parking area to accommodate typical parking requirements for the use and benefit of TENANT, his guests, employees, clients, and invitees. The parking area in question is located one-half block South of the Building and to be maintained by the City of Pawhuska.

         22. DESTRUCTION OF PREMISES AND EMINENT DOMAIN: If any portion of the Leased Promises shall be taken under any right of eminent domain, LANDLORD may within a reasonable time restore the Leased Premises to an architectural unit as nearly comparable as practicable to the unit existing just prior to such taking, and this Lease shall continue, except, beginning on the date on which TENANT is deprived of the use of any portion of the Leased Premises, the rent shall be proportionally reduced according to the extent to which TENANT is deprived of such use. In the event LANDLORD is unwilling or unable to restore the Premises to such an architectural unit within a reasonable time, then this Lease shall terminate as of the date of the taking. Not withstanding the forgoing, if the taking of any portion of the Leased Premises under any right of eminent domain renders the continued use of the Leased Premises for its intended purpose unpracticable, TENANT shall have the right to declare this Lease terminated as of the date of taking by giving written notice thereof to LANDLORD.

         All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the demised premises or Common Area shall be the property of the LANDLORD, and TENANT hereby assigns its interest in any such award to LANDLORD: provided, however, LANDLORD shall have no interest in any award made to TENANT for loss of business, for the loss or impairment of a beneficial lease interest, or for the taking of TENANT's fixtures and other property if a separate award for such items is made to TENANT.

         23. NET RENTABLE AREA DEFINITION: The term "Net Rentable Area", as used herein, shall refer to all floor areas within the Leased Premises as measured from the midpoint of all exterior walls and all walls separating the Leased Premises from other lease space or from areas devoted to corridors, vending areas, and other similar facilities for the use of all tenants (hereinafter sometimes called "Common Area") and including a proportionate part of the Common Area based upon the ratio which the Tenant's Net Rentable Area (excluding Common Areas) bears to the aggregate Net Rentable Area (excluding Common Areas) of the complex. No deductions from Net Rentable Area shall be made for columns or projections necessary to the Building.

         24.     SPECIAL PROVISIONS:

A). NOTICES: Each provision of this Lease, or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the making of a payment by TENANT to LANDLORD, or the delivery of any notice or document, shall be deemed to have been complied with when and if the following steps are taken:

         1) All rent and other payments required to be made by the TENANT hereunder shall be payable to the LANDLORD at the address listed in 2) below, or at such other address as the LANDLORD may specify, from time to time, by written notice delivered in accordance herewith.

         2) Any notice or document required to be delivered hereunder shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage hereon fully prepaid, certified mail, return receipt requested, addressed to the LANDLORD or TENANT at their address as listed below:

    a)   LANDLORD:                             b) TENANT:

    Ralston/Fairfax Riverside Parkway, Inc.    Shadow Mountain Hospital, Inc.
    7136 S. Yale, Suite 300                    6262 S. Sheridan
    Tulsa, OK 74136                            Tulsa, OK 74133

or at such other address as the parties theretofore have specified by written notice given in the manner herein specified.

B). TERMINATION OPTION: TENANT may terminate this Lease Agreement under the following conditions:

         1) In the event that government funding or eligibility requirements for TENANT's



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program is changed or eliminated, TENANT shall have the option of terminating this Lease by giving 30 days written notice, providing evidence of the change in funding and paying the balance of the unamortized improvement expense.
   **
         3) For 1) above, the amount of improvement expense shall be set at $6,000.00 and shall be amortized over a period of 24 months.

         This Lease shall be binding on the heirs, executors, administrators, successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed the day and year first above written.

                                        LANDLORD

                                        Ralston/Fairfax Riverside Parkway, Inc.

By /s/ L. WM. HISER, JR.                  By /s/ STEPHEN L. LOWER
   -----------------------------           -------------------------------------
Title Chairman of the Board             Title President
      --------------------------              ----------------------------------


                                        TENANT

                                        Shadow Mountain Hospital, Inc.

                                        By [ILLEGIBLE]
                                           -------------------------------------
                                        Title Vice President
                                              ----------------------------------

**
2) In the event that TENANT'S patient population at the Leased Premises exceeds 25, making the Leased Premises too small to operate the Program in an efficient manner, TENANT shall have the option of terminating this Lease by giving 30 days' written notice providing evidence of the number of patients in the Program.





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